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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 1997


                              Wolverine Tube, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                           1-12164                  63-0970812
    --------                           -------                  ----------
(State or other                    (Commission File           (IRS Employer
jurisdiction of                         Number)             Identification No.
incorporation)

       1525 Perimeter Parkway, Suite 210, Huntsville, Alabama  35806
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          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (205) 353-1310





                                 Not Applicable
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          (Former name or former address, if changed since last report)








                             Exhibit Index at Page 4




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Item 5.  Other Events.

         On March 31, 1997, Wolverine Tube, Inc. (the "Company") issued a press release announcing that its Board of Directors had appointed John M. Quarles to serve as Interim Chief Executive Officer to replace Thomas B. Roller, who is no longer with the Company. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements -- None

         (b)  Pro forma Financial Information -- None

         (c)  Exhibits

              99.1     --       Press Release issued March 31, 1997



                                   PAGE 2 OF 5



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Wolverine Tube, Inc.


                                        By: /s/ James E. Deason
                                            ------------------------------------
                                            Name:   James E. Deason
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer


Date:  March 31, 1997


                                   PAGE 3 OF 5



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                                  Exhibit Index


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Exhibit No.              Description of Exhibits                        Page
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
99.1  --           Press Release issued March 31, 1997                   5
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